Exhibit 10.21

THIRD MODIFICATORY AGREEMENT DATED DECEMBER 11, 2023, TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 16, 2019, ENTERED BY:

l. BANCO NACIONAL DE CREDITO EXTERIOR, S.N.C., INSTITUCION DE BANCA DE DESAROLLO, HEREINFTER THE “LENDER”, REPRESENTED HEREIN BY YVETTE VALENZUELA BECERRA AND KARLA YENERI VENTRE GUERRERO.

11. CIBANCO, S.A., INSTITUCION DE BANCA MULTIPLE, APPEARING AS TRUSTEE OF THE TRUST FUND AGREEMENT IDENTIFIED WITH THE NUMBER CIB/3001, REFERRED TO BY THE PARTIES AS “FIDEICOMISO MURANO 2000”, HEREINAFTER THE BORROWER, REPRESENTED HEREIN BY ITS TRUST DEPUTIESJUAN PABLO BAIGTS LASTIRI AND GERARDO IBARROLA SAMANIEGO.

111. HOTEL OPERADORA GI, S.A. DE C.V., Hereinafter THE “JOINT OBLIGATOR”, REPRESENTED HEREIN BY MARCOS SACAL COHEN.

ALL THE ABOVE MENTIONED AS A WHOLE SHALL BE REFERRED TO HEREINAFTER AS THE “PARTIES”.

BASED ON THE FOLLOWING BACKGROUND, DECLARATIONS ANO CLAUSES:

BACKGROUND

FIRST.- On October 16, 2019, the “LENDER”, in such capacity; the “BORROWER”, in such capacity; and the “JOINT OBLIGATOR”, in such capacity, entered into a Credit Agreement up to the less resulted amount between (i) $606,468,496.00 Pesos National Currency, and (ii) 80% of the VAT paid during the construction of the project consisting of the buildings, land, equipment, facilities, furniture, common areas and other assets necessary for the use of the first phase of the tourism project identified as “Grand lsland”, whose main components will be the “Hotel Dreams” and the “Hotel Vivid”, whose signatures were ratified by document number 224,045 dated October 16, 2019 granted by Lic. Cecilio González Márquez, Notary Public number 151 of Mexico City, hereinafter “IVA CREDIT”.

SECOND.- By public deed number 225,165 dated November 26, 2019, granted by Mr. Cecilio González Márquez, Notary Public number 151 of Mexico City, the Mortgage Contract was file, and executed between the “LENDER”, as mortgage LENDER, and the “BORROWER”, as a mortgage debtor, in order to guarantee compliance with the obligations derived from the “IVA CREDIT”, for which the BORROWER” constituted a mortgage guarantee in second place and degree of priority over the identified properties as:

a) Private Unit 1, which is located on Kukulkan Boulevard, In Superblock A-2, Second Stage, Hotel Zone of Cancun City, Municipality of Benito Juárez State of Quintana Roo, with an area of 42,727.69m2 and undivided of 23.1397%.

b) Prívate Unit 4, which is located on Kukulkan Boulevard, in Superblock A-2, Second Stage, Hotel Zone of the City of Cancún, Municipality of Benito Juárez, State of Quintana Roo, with an area of 21,473.30 m2 and undivided of 10.4109%

e) Prívate Unit 5, which is located on Kukulkan Boulevard, in Superblock A-2, Second Stage, Hotel Zone of the City of Cancún, Municipality of Benito Juárez, State of Quintana Roo, with an area of 27,632 44m2 and undivided 13.3970%.

From now on, the properties identified in sections (a), (b) and (c) above will be referred to as a whole as the “PROPERTIES,” and the mortgage constituted on them will be identified from now on as the “ MORTGAGE”.

Third.- On 10/26/2019, the “LENDER”, as a pledgee and the “BORROWER” as a pledgee, entered into a Pledge Agreement without transfer of possession in the first place and degree, over the bank account in which VAT refunds are received in order to guarantee the point of compliance of each and every one of the obligations in favor of the “LENDER” and in charge of the “BORROWER” by virtue of the “IVA CREDIT” whose signature was ratified by document number 225, 166 dated November 26, 2019, granted by Mr. Cecilia González Márquez, Notary Public number 151 of Mexico City, hereinafter the “PLEDGE.”

FOURTH.- On October 26, 2019, the “BORROWER” as mandate, and Banco Santander México, S. A., I.B.M Grupo Financiero Santander México, in its capacity as agent, with the appearance of the ACCREDITANT, entered into an irrevocable mandate contract, in order for the agent to manage, exclusively, the bank account in which the VAT refunds are received in favor of the “CREDITANT” whose signatures were ratified by document number 225,167 dated November 26, 2023, granted by the Lic. Cecilia González Márquez, Notary Public number 151 of Mexico City, hereinafter the “MANDATE”.

FIFTH.- On April 7, 2022, the “LENDER”, in such capacity the “BORROWER, in such capacity, and the “JOINT OBLIGATOR”, in such capacity, entered into a first agreement modifying the IVA CREDIT, by virtue of the which the term for the provision of the “IVA CREDIT” was extended, consequently modified by the First Clause of the “IVA CREDIT” whose signatures were ratified by document number 60,019 dated April 7, 2022, granted by Mr. Benjamín Díaz Soto, Notary Public number 131 of Mexico City, hereinafter the “FIRST MODIFICATORY AGREEMENT.

SIXTH. - On February 14, 2023, the “LENDER”, in that capacity, the “BORROWER”, in that capacity, and the “JOINT OBLIGATOR”, in that capacity, entered into a second agreement modifying the IVA CREDIT. by virtue of which the term for the provision of the “IVA CREDIT” was extended for the second time, consequently modifying the First Clause of the IVA CREDIT whose signatures were ratified by document number 60,989 dated February 14, 2023, granted by Lic. Benjamín Díaz Soto Notary Public number 131 of Mexico City, hereinafter the “SECOND MODIFICATORY AGREEMENT”

The “IVA CREDIT”, the “MORTGAGE”, the “PLEDGE”, the “MANDATE”, the “FIRST MODIFICATORY AGREEMENT” and the “SECOND Modificatory AGREEMENT”, will be referred to together as the “IVA CREDIT DOCUMENTS”.

RECITALS

A. Of the “BORROWER”, through its trustee delegates, under oath of truth:

l. That it is a Trust Found duly constituted and existing in accordance with the laws of Mexico, fully empowered in accordance with its purposes for the execution of this Agreement and with the capacity to be bound in its terms.

11. That its Trust Deputies have sufficient legal capacity and powers to enter into this Agreement, which to date have not been revoked, modified, or restricted in any way.

111. That it requested the “LENDER” to enter into this Agreement in order to suit its interests.

IV That it has the authorizations of its governing or administrative bodies to celebrate this Agreement.

V. That the execution of this Agreement does not require approval or authorization from its governing or administrative bodies, as well as from any governmental authority, or from third parties, except for those that have been obtained as of the date of this Agreement, and the execution and compliance with this Agreement do not contravene any legal, administrative, regulatory or judicial resolution to which the “BORROWER” is subject.

VI. That the execution and fulfillment of the obligations contained in this Agreement, as well as the other documents to be executed as provided therein, (i) are included within its purposes, (ii) are not in conflict or inconsistent. with, nor result in non-compliance with the provisions of its constituent documents, clauses, or any other document in force on the date of this Agreement, nor with any law, regulatory provision, term, condition, obligation or material contractual restriction that binds or affect; and (iii) will not constitute or result in a violation, default and/or cause for early termination under any contract or agreement to which it is a party or to which it is applicable.

VII. That he is the legitimate owner of the “PROPERTIES”, which are up to date with the payment of their respective taxes, rights and contributions and, except for the encumbrances that are known to the “LENDER”, they do not report any more encumbrances or limitations of domain.

VIII. That, for the execution of this Agreement, it states that it has not incurred any act of bribery against a public official of the country where it carries out its activity, nor in any country where it carries out its purpose, and it is not aware that any third party with which it has a direct relationship and that has contributed to the processing of the “IVA CREDIT” and this Agreement, incurred or has incurred acts of bribery for the execution of this Agreement.

IX. That it has not initiated, nor has been initiated, nor has it been warned of the initiation of legal proceedings against it aimed at an insolvency procedure, judicial or extrajudicial intervention or any equivalent or similar procedure in any authority.

X. The RECITALS in charge contained in the “IVA CREDIT documents” continue to be true and applicable to this date (except for those RECITALS that refer to a previous date, in which case they are true and applicable to said previous date), Therefore, they will be understood to be incorporated mutatis mutandis herein as if they were inserted to the letter.

XI. That it follows each and every one of the obligations assumed by him in the “IVA CREDIT DOCUMENTS.”

XII. That the obligations contracted by the “BORROWER” under this Agreement are valid, legally binding and enforceable against him, in accordance with the terms indicated therein.

XIII. That, except as provided in this Agreement, it agrees to ratify the obligations contracted by virtue of the “IVA CREDIT DOCUMENTS”. in the terms and conditions indicated therein, as well as assuming those achieved in this Agreement.

XIV. On December 6, 2023, he received from Murano at GV, S.A de C V., in his capacity as administrator, the letter of instructions to execute, exclusively in his capacity as trustee of the Trustee of the Trust, this Agreement and comply with the obligations derived from the same to the extent that the Trust Assets are sufficient and reach. A copy of said letter of instructions is added hereto as Annex “A”.

B. From the “JOINT OBLIGATOR” through his legal representative, under oath of truth:

l. That it is a commercial company duly constituted and existing in accordance with the laws of Mexico, fully empowered in accordance with its corporate purpose to enter into this Agreement and with the capacity to be bound by its terms and does not require any corporate authorization, other than of those that have been obtained to date.

11. That its legal representative has sufficient legal capacity and powers to enter into this Agreement, which to date have not been revoked, modified, or restricted in any way.

111. That he appears at the execution of this Agreement to continue guaranteeing due compliance with the obligations assumed by the “BORROWER” in the “IVA CREDIT” and in this Agreement, in the terms indicated therein, of which he states that he is aware. its content and scope, and that its commercial negotiation only reports a lien, which is BORROWER with verification in the Single Registry of Movable Guarantees, which is added to this Agreement as Annex 11811 and said lien does not put compliance at risk. of its obligations under the “IVA CREDIT DOCUMENTS”.

IV. That the execution and fulfillment of the obligations contained in this Agreement, as well as the other documents to be executed as provided therein, (i) are included within its corporate purpose, (ii) are not in conflict, nor are they inconsistent with, nor result in non-compliance with the provisions of its constituent documents, statutes, or any other document in force on the date of this Agreement, nor with any law, regulatory provision, term, condition, obligation or material contractual restriction that obligates or affects , and (iii) will not constitute or result in a violation, non-compliance and/or cause of early expiration under any contract or agreement of which it is a party or that is applicable to you.

V. That it does not intend to initiate any bankruptcy or insolvency proceedings in its favor in accordance with the applicable local or federal laws, nor to liquidate ali or most of its assets or property, and is not aware that any person intends to initiate in it is against a procedure of this nature.

VI. That as of the date of this Agreement it have not been notified nor are it is aware of the existence of litigation, administrative procedures, investigations, labor disputes or litigation situations initiated or that may reasonably be initiated by or against the “JOINT OBLIGATOR” and that, if resolved adversely, it could cause a negative effect for the JOINT OBLIGATOR”, for the assets of the “JOINT OBLIGATOR” or for the “IVA CREDIT”.

VII. The RECITAL$ therein contained in the “IVA CREDIT DOCUMENTS” continue to be true and applicable as of this date (except for those RECITALS that refer to an earlier date, in which case they are true and applicable to said earlier date), therefore which will be understood to be incorporated mutatis mutandis herein as if they were inserted to the letter.

VIII. That, as of this date, it is not in default of any debt, nor of any contract of which it is a party or that binds it.

IX. That the obligations contracted by virtue of this Agreement are valid. Legally binding and enforceable against, in accordance with the terms indicated therein.

C. From the “LENDER”:

l. Which is a Development Banking institution that is currently governed by its Organic Law, published in the Official Gazette of the Federation dated January 20, 1986, and its reforms.

11. The representatives who appear in this Agreement on your behalf have sufficient powers and faculties to enter into this Agreement, which have not been modified or revoked as of the date hereof.

111. That the previous declarations are determining reasons for the execution of this Agreement, which will be subject to the following:

CLAUSES:

DEFINITIONS:

FIRST. - The terms used in this Agreement in capital letters, whether or not they are enclosed in quotation marks, including those contained in the Background section, Declarations or elsewhere in this Agreement, unless otherwise defined herein, They will have, including but not limited to, the meaning attributed to them in the “CREDIT DOCUMENTS”, as applicable, which will be equally applicable in singular and plural.

OF THE MODIFICATIONS OF THE IVA CREDIT. -

SECOND.- The “PARTIES” agree to extend the term of disposal of the “IVA CREDIT”, and modify the “Conversion Date” of the “IVA CREDIT”, therefore they agree to modify, solely and exclusively, the definitions of “Term of Disposal” (as modified by the “FIRST MODIFICATORY AGREEMENT” and the “SECOND MODIFICATORY AGREEMENT) and “Conversion Date”, of the First Clause of the “IVA CREDIT” entitled “Definitions”, so that, as of On this date, said terms are worded as follows:

First. Definitions. The following terms will have the meaning assigned to them below:

(...)

“Conversion Date” means June 30 {thirty), 2025 (two thousand twenty-five).
(...)

“Disposal Period.” means e! period that begins on the date of signing this Contract and ends on December 18 (eighteen), 2024 (two thousand twenty-four).

(...)

RATIFICATION OF OBLIGATIONS ANO GUARANTEES.

THIRD. - The “BORROWER” in this act ratifies the validity and scope of its obligations and the guarantees constituted in favor of the “LENDER” by virtue of the “CREDIT DOCUMENTS in the terms indicated therein, considered here as reproduced as if were inserted to the letter, until the principal interest and accessories derived from the “IVA CREDIT” are settled.

The “JOINT OBLIGATOR” expresses his consent to the execution of this Agreement and ratifies the validity and scope of its obligations, and expressly recognizes that continues to be obligated, jointly and indivisible, to pay the “LENDER” the principal, ordinary interests, defaults, commissions and other accessories payable under the “IVA CREDIT”, in the terms established there

NON-NOVATION:

FOURTH - This Agreement modifies the “IVA CREDIT” only in the parts that are expressly indicated herein, so the other terms, conditions and clauses established in the “CREDIT OOCUMENTS” remain in full force and are not modified. The “PARTIES” expressly point out that the execution of this Agreement does not imply any novation with respect to the obligations assumed in the “CREDIT DOCUMENTS/ENTRIES”, therefore ali the terms and conditions agreed upan thereunder retain ali their validity. validity and legal force, so they are considered reproduced here as if they were inserted verbatim.

OF PAYMENT OF EXPENSES:

FIFTH. - (a) The “BORROWER” must pay ali the expenses of this Agreement. Far this purpose, expenses of the Agreement will be considered any expenses derived from its execution, farmalization, registration fees, taxes or any other nature required by law, execution or extinction of the obligations arising from it or the real rights that are guaranteed. of this have been established and the respective registration cancellation, as well as those that are generated by any modification requested by the BORROWER and accepted by the “LENDER”, as well as those that are generated by the recovery of the “IVA CREDIT”, in case of non-compliance of the ‘BORROWER’ with its obligations and/or those derived from the execution, protection or preservation of the rights of the ‘LENDER’ under the ‘IVA CREDIT’, this Agreement and the documentation related to it.

Likewise, if the ‘BORROWER’ fails to comply with the obligation indicated in the previous paragraph, he authorizes the ‘LENDER’ to pay the amount of the expenses and fees, charged to the ‘CREDIT’, and the ‘BORROWER’ undertakes to reimburse them within a period of 3 (three) business days, paying the “CREDITED” on the amount disbursed far the payment of expenses, ordinary interest at a rate of 30% (thirty percent) annually.

The “LENDER” must send to the ‘BORROWER’ the receipts of the expenditures referred to in the previous paragraph.

COMPENSATION

SIXTH.- The “BORROWER” and the “JOINTLY OBLIGATOR” agree to indemnify and hold harmless the “ALENDER” and its officials, employees and agents (the “indemnified parties”) from any damages, losses, losses or liabilities , including documented related costs and expenses, of any nature, resulting from any (i) delay or delay in the receipt and crediting of the funds actually disbursed by the “LENDER” to the “BORROWER” far reasons not attributable to the “LENDER”.” (ii) investigation, administrative, judicial or claim procedure that has been established in direct relation to or arising from the execution and compliance of this agreement and any other document related to the “IVA CREDIT” or any non-compliance by the BORROWER and the jointly liable party for any obligations derived from the “IVA CREDIT”, this agreement and any other document related to the “IVA CREDIT” and (iii) for any claims derived from environmental legislation or for the performance of acts of corruption. , bribery, bribery and other administrative offenses that could directly or indirectly affect the “LENDER”, except in the event that such responsibilities were the result of bad faith, gross negligence, negligence or fraud of any of the indemnified parties.

OF LAWS AND COURTS:

SEVENTH- For everything related to the interpretation, execution and compliance of this Agreement, the “PARTIES” submit to the Laws in force in Mexico City and to the authority of the Courts of Mexico City, expressly waiving the authority of their authority. present or future domicile.

DOMICILES, NOTICES AND NOTIFICATIONS:

EIGHTH. - The PARTIES indicate the following as addresses for the purposes of notifications and notices related to this Agreement:

The “LENDER”: Periferico Sur 4333 (four thousand three hundred and thirty-three), Colonia Jardines en la Montaña, Delegación Tlalpan, Postal Code 14210 (fourteen thousand two hundred and ten), Mexico City, Mexico.

Attention: Karla Yeneri Ventre Guerrero/ Yvette Valenzuela Becerra

Tel: (55) 5449900 Ext 9207 1 9075

Email with business domain: kventre@bancomext.gob.mx 1
yvalenzu@bancomext.gob.mx

The “BORROWER”: General Mariano Escobedo No. 595, Rincón del Bosque Subdivision, Miguel Hidalgo Mayor’s Office, Mexico City.

Attention: Juan Pablo Baigts Lastiri/ Gerardo lbarrola Samaniego
Tel: (55) 11031220

Email with business domain: ibaiqts@cibanco.com / qibarrola@cibanco.com

The “JOINT OBLIGATOR”: Av. Paseo de las Palmas No. 1270, Colonia Lomas de Chapultepec V Sec., Mayor Miguel Hidalgo, C.P. 11000, Mexico City.

Attention. Marcos Saca! Cohen
Tel: (SS) 92678360

Email with business domain: marcos@murano.com.mx

Ali notices made under this Agreement will be sent in writing and will take effect at the time they are delivered and there is acknowledgment of receipt. In the event that the notices are sent by email to the email addresses indicated above, in *.pdf format, they will be deemed delivered at the time the data message is transmitted and received in the recipient’s information system. of the message, in terms of the provisions of the Second Title of Electronic Commerce, Chapter I of Data Messages of the commercial code.

As long as the “PARTIES” do not notify the other party in writing of the change of their respective addresses, any notice or notifícation derived from this Agreement will be given at the addresses indicated in this clause.

AUTHORIZATION TO SHARE INFORMATION

NINTH - (a) The “BORROWER” and the “JOINTLY OBLIGATOR” recognize and accept that the “ALENDER” may be obliged to share partially or totally the information of the “BORROWER” and the “JOINTLY OBLIGATOR” with third parties, rational or foreign, to the extent that it is required by its sources of resources.

(b) Likewise, in accordance with section IV of the 16th in relation to the 62nd. Quater of the General Provisions referred to in article 115 of the Credit lnstitutions Law (“the Provisions”), Credit institutions have the obligation to exchange information among themselves on ali national and international fund transfers in foreign currency, made or received by their clients, including information and documentation of their identification, for which the “BORROWER” and the “JOINT OBLIGATOR” grant their consent and expressly authorize the “ALENDER” to consult and exchange information related to transfers of national and international funds in foreign currency, which it sends or receives, through the payment systems that the “LENDER” has in relation to this Agreement and the “IVA CREDIT”, as well as your identification data general and, where applicable, the documentation related to said information, with the understanding that other credit institutions of the Mexican Banking System that act as intermediaries or beneficiaries in the processing of said fund transfers may make queries of that information. These consultations and exchange of information will be carried out exclusively through the technological platforms authorized by the Ministry of Finance and Public Credit operated by the Bank of Mexico (Banxico), which will contain statistical information on the number, amounts, destinations and origins of the transfers reported to the platform, and other general data corresponding to the period of 360 (three hundred and sixty) days prior to the date on which the query is made. The above, exclusively for the purpose of strengthening the measures to prevent and detect acts, omissions or operations that could favor, provide help, assistance or cooperation of any kind for the commission of the crimes provided for in articles 139 Quater or 400 Bis of the Cede Federal Criminal and 52 of the Credit institutions Law.

The ‘LENDER’ will consult and share the information referred to in the previous paragraph, during the period in which the legal relationship derived from this Agreement subsists.

The “LENDER” has the technological, physical and operational elements that prevent the information exchanged on the platform from being known by personnel who are not directly related to the prevention and detection of acts, omissions and operations that could favor, provide help, assistance or cooperation of any kind for the commission of the crimes provided for in articles 139 Quater and 400 Bis of the Federal Penal Cede.

The “BORROWER” and the “JOINT OBLIGATOR” may request their information stored on the technological platform, provided that they do so in writing or by electronic means or other technologies established by the “LENDER.

(e) In the terms of the Federal Law on Protection of Personal Data in Possession of Obligated Subjects and the simplified privacy notice for first-floor operations that the “LENDER” makes available to the “BORROWER” and the “JOINT OBLIGATOR” for obtain. Use, disclose, store, transfer, and share your personal commercial, financial and credit information as well as the file containing said information, the “BORROWER” and the JOINT OBLIGATOR accept the processing of the data and information provided for the purposes described in the privacy notice, they also accept that the ‘ALENDER’ may at any time make changes to the aforementioned privacy notice that has been made available to them, which will be informed to the ‘BORROWER’ and the ‘JOINTLY OBLIGED’ through the media. communication or its website.

(d) The “ALENDER” and the “SOLIDARY OBLIBITOR” accept and acknowledge that the “ALENDER” will not be responsible to the “ALENDERY” and the “JOINTLY OBLIGATOR” or any third party for the effects, including any damage or loss suffered by the “BORROWER” and the “JOINT OBLIGATOR” or any third party, derived from the disclosure, transmission and use of the information of the “BORROWER” and the “JOINT OBLIGATOR” in terms of the provisions provided for by articles 93 and 142 of the Law of Credit institutions, and in accordance with the provisions of sections a) and b) of this clause, except when said effects arise from the negligence or bad faith of the entity that disclosed the information, so the “BORROWER” and the “ JOINT OBLIGATOR” express, in this act, their authorization to the “LENDER” to disclose said information.

(e) The “LENDER” recognizes and accepts that it requires prior written authorization from the “BORROWER” and the “JOINT OBLIGATOR” to share information with any person or entity other than the “LENDER”, except for that information that is required or requested in terms of the provisions of the first paragraph of this Clause for funding sources of the “CREDITANT” and/or in accordance with the provisions of artlcles 93 and 142 of the Credit lnstitutions Law.

CONFIDENTIALITY

TENTH.- (a) AII the information contained in this Agreement or in any of the documents under its protection that are in the possession of the “LENDER”, as well as any information revealed by any of the Parties (the “Disclosing Party”) to the other party (the “Receiving Party”) regarding the terms contained in said documents, will be considered privileged and/or confidential information, so the Receiving Party may not disclose said information to any person (except its employees, officials, trustees, shareholders or legal or tax advisors, as long as they agree to use said information confidentially), without the prior written consent of the Disclosing Party, except in the event that said information is required by any judicial authority. competent in the exercise of his powers.

(b) The Receiving Party will not be responsible for any privileged information that is in the public domain or is disclosed by third parties without intervention of said Receiving Party; However, the Receiving Party recognizes that disclosing any privileged or confidential information, without the request of a competent judicial authority, may cause damages to the Disclosing Party in its operations or relationships with third parties and therefore the Receiving Party is obliged to indemnify the Disclosing Party from any claim, loss, damage, liability, impairment or expense arising from any disclosure made by the Receiving Party, in violation of the provisions of this Agreement.

(c) Subject to the confidentiality exceptions established above, for the purposes of this Clause, all types of verbal, written, printed, contained in magnetic or electronic media or any other type of information will be considered as privileged and/or confidential information. may be disclosed to third parties, except for that information that (i) has been published or is in the public domain, unless it has been disclosed by any of the Parties in violation of this Agreement, (ii) has been provided or made known to any of the parties by third parties, other than those working directly or indirectly for or on behalf of the Parties, (iii) was legally in the possession of any of the Parties prior to the date on which it was provided by the other Party, unless it is generated by the other Party, and (iv) the disclosure or dissemination of confidential information is required by court order by virtue of an order issued in court. The Receiving Party undertakes to obtain a written confidentiality commitment from any Person to whom it discloses confidential information of the Disclosing Party, with the understanding that, without the authorization of the Disclosing Party, the Receiving Party may not disclosed the information contained in this Agreement. or in any of the “CREDIT DOCUMENTS,” with any entity that competes directly with the Disclosing Party in its predominant commercial activity.

NOTICE OF PRIVACY

The “LENDER” and the “JOINT OBLIGATOR” acknowledge that the “LENDER” informed them that both the comprehensive and the Simplified Privacy Notice are available for consultation on the website of the “LENDER” at the following Email address: https://www banm ext.com/transparencia/avisos-de-privacidad.

RATIFICATION:

ELEVENTH. - The “PARTIES” must ratify the content and signature of this Agreement before Notary Public number 131 of Mexico City, on the date of signature. The “BORROWER” is obliged to deliver to the BORROWER within 3 (three) Business days after the conclusion of this Agreement, evidence of its ratification.

GENERAL

l. BANCO NACIONAL DE CREDITO EXTERIOR, S.N.C. INSTITUCION DE BANCA DE DESAROLLO

a) YVETTE VALENZUELA BECERRA, of legal age Mexican nationality, marital status single, occupation Bank Official, with address at Periferico Sur 4333, Colonia Jardines en la Montaña, Mexico City C.P. 14210.

b) KARLA YENERI VENTRE GUERRERO, of legal age, Mexican nationality, single marital status, occupation Bank Official, with address at Periferico Sur 4333, Colonia Jardines en la Montaña Mexico City, C.P.14210.

11. CIBANCO, S.A., I.B.M., IN ITS CAPACITY AS TRUSTEE OF THE TRUST FUND AGREEMENT IDENTIFIED WITH THE NUMBER Cl8/3001.

a) JUAN PABLO BAIGTS LASTIRI, of legal age of Mexican nationality, marital status married, occupation Trust Deputy, with address at Av. Cordillera de los Andes No 265 floor two, Lomas de Chapultepec C P 11000 Mexico City.

b) GERARDO IBARROLA SAIVANIEGO, of legal age, Mexican nationality, marital status married, occupation Trust Deputy, with address at Av. Cordillera de los Andes No 265 floor two, Lomas de Chapultepec, C.P 11000, Mexico City.

111. HOTEL OPERADORA G.I., S.A. DE C.V.

a) MARCOS SACAL COHEN, of legal age, Mexican nationality, occupation businessperson, with address at Paseo de las Palmas, No. 1270, Lomas de Chapultepec, C P 11000, Mexico City.

ACCREDITATION AND LEGAL REPRESENTATION

l. BANCO NACIONAL DE CREDITO EXTERIOR, S.N.C. INSTITUCION DE BANCA DE DESAROLLO

A. lt is a National Credit Company, a Development Banking institution, constituted and existing in accordance with Mexican laws, with its own legal personality and assets regulated in the terms of its Organic Law, published in the Official Gazette of the Federation dated 20 January 1986.

B. Yvette Valenzuela Becerra, accredits her personality with public deed number 42,619 of December 12, 2011, granted befare the Notary Public number 14 of Mexico City, Lic. Maximino García Cueto, registered in the Public Registry of Property and Commerce of the Federal District, in commercial folio number 3659.

C. Karla Yeneri Ventre Guerrero, accredits her personality with deed number 58,928 of October 13, 2021, granted before the faith of Notary Public number 14 of Mexico City, Lic. Maximino García Cueto.

11. CIBANCO, S.A., I.B.M., IN ITS CAPACITY AS TRUSTEE OF THE TRUST FUND AGREEMENT IDENTIFIED WITH THE NUMBER Cl8/3001.

a. lt is a Public Limited Company, a INSTITUCION DE BANCA MULTIPLE, constituted and existing in accordance with Mexican laws, in accordance with public deed number 57,840 dated February 6, 2008, granted by Mr. Roberto Núñez y Bandera, Notary Public number 1 of Mexico City, registered in the Public Registry of Property and Commerce of Mexico City, in the Electronic Commercial Folio number 384235, on July 14, 2008.

b. Juan Pablo Baigts Lastiri and Gerardo lbarrola Samaniego accredit their personality in terms of public deed number 190,443, dated May 31, 2023, granted by Mr. Armando Mastachi Aguario Notary Public number 121 of Mexico City, registered before the Public Registry of the Property and Commerce of Mexico City, under commercial folio number 384235-1, dated July 12, 2023.

111. HOTEL OPERADORA G.I., S.A. DE C.V.

a. lt is a Variable Capital Stock Company, constituted and existing in accordance with Mexican laws, in accordance with public deed number 11,140 dated May 29, 2019, granted by Mr. Guillermo Loza Ramirez, Notary Public number 10 of Nuevo Vallarta, Municipality of Bahía de Banderas, Nayarit, registered in the public Registry of Commerce of Mexico City, on folio N-2O18078026 dated September 25, 2018.

b. Marcos Saca! Cohen accredits his personality in terms of public deed number 4,571 dated August 2023 B, executed before Javier Horacio Sauza Semerena, owner of notary office number 72 of the State of Quintana Roo, registered in the Public Registry of the Property and Commerce of Mexico City, under electronic commercial folio N-2018078026 dated August 1, 2023.

Once this Agreement has been read and the parties are aware of its content, force and legal scope, they sign it in accordance at Mexico City, on December 11 (eleven), 2023 (two thousand twenty-three), leaving an original copy in their possession. of the Notary Public before whom this Agreement is ratified and taking full effect on the date of signature indicated above.

[SIGNATURE SHEET FOLLOWS]

THE “LENDER”

BANCO NACIONAL DE CREDITO EXTERIOR, S.N.C., INSTITUCION DE BANCA DE DESAROLLO

(SIGNATURE)	(SIGNATURE)
YVETTE VALENZUELA BECERRA	KARLA YENERI VENTRE GUERRERO

THE “BORROWER”

CIBANCO, S.A., 1.B.M., IN ITS CAPACITY AS TRUSTEE OF THE TRUST FUND AGREEMENT
IDENTIFIED WITH THE NUMBER Cl8/3001.

(SIGNATURE)	(SIGNATURE)
JUAN PABLO BAIGTS LASTIRI	GERARDO IBARROLA SAMANIEGO

THE “JOINT OBLIGATOR”
HOTEL OPERADORA G.I., S.A. DE C.V.

(SIGNATURE)

MARCOS SACAL COHEN

THIS SIGNATURE SHEET RESPONDS TO THE THIRD MODIFICATORY AGREEMENT DATED DECEMBER 11, 2023 TO THE SIMPLE CREDIT OPENING AGREEMENT DATED OCTOBER 16, 2019, EXECUTED BY BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C., INSTITUCIÓN DE BANCA DE DESARROLLO, AS 11LENDER’11; CIBANCO, S.A., I.B.M., IN ITS CAPACITY AS TRUSTEE OF THE TRUST FUND AGREEMENT IDENTIFIED WITH THE NUMBER Cl8/3001 AS "BORROWER" ANO OPERADORA HOTELERA G.I., S.A. DE C.V., AS 11JOINTLY OBLIGATOR.

[This space was deliberate left in blank by the undersigned]

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In the City of Monterrey, Nuevo León, United Mexican States; date as of January 15, 2024, the undersigned, LIC. RODRIGO SALVADOR ALANIS LAMBRETON, with Federal Tax Registry Number AALR731224-DH2, by my own rights herein indicating as conventional address at Mariano Escobedo Sur, number 136- one hundred thirty-six, Colonia Centro, Monterrey, Nuevo León, C.P. 64000, Mexico and under oath to tell the truth, and in my capacity as SWORN EXPERT TRANSLATOR AND INTERPRETER IN THE LANGUAGE ENGLISH-SPANISH, SPANISH-ENGLISH authorized by the Federal Judicial Branch, with the identification number 017/ /2022, I DECLARE the following:

SOLE.-That, TO THE BEST OF MY KNOWLEDGE, this document consisting OF (15) FIFTEEN PAGES including this one, is a TRUE AND ACCURATE TRANSLATION FROM ITS ORIGINAL Spanish VERSION into English.

The foregoing, for all legal purposes that may arise and at the request of the interested party(ies).

“I Attest, Under Oath”

/s/ LIC. Rodridgo Salvador ALANIS LAMBRETON

LIC. Rodridgo Salvador ALANIS LAMBRETON

SWORN TRANSLATOR AUTHORIZED ID: 0017/2022 by the Mexican

Federal Judicial Branch

rodrigo@traductormx.com / +52 (81) 1790-6313
Mariano Escobedo Sur No. 136

Colonia Centro, Monterrey, N.L.

C.P. 64000, Mexico

My commission expires on December 31st., 2024.